UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 27, 2004
                                                --------------------------------


                          GS Mortgage Securities Corp.
       (as depositor for the GSAMP Trust 2004-HE2 to be formed pursuant to a Pooling and Servicing Agreement)
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             (Exact name of registrant as specified in its charter)



Delaware                               333-100818                13-6357101
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                 10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (212) 902-1000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.     Other Events
            ------------

            Incorporation of Certain Documents by Reference
            -----------------------------------------------

            The consolidated financial statements of Financial Security Assurance Inc. ("FSA") and its subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the three years in the period ended December 31, 2003, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the year ended December 31, 2003 and which have been audited by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), and the unaudited condensed consolidated balance sheet of FSA and its subsidiaries as of March 31, 2004, and statements of operations and comprehensive income, and statements of cash flows of FSA and its subsidiaries for the three months ended March 31, 2004 and March 31, 2003, included in the Quarterly Report on Form 10-Q of Financial Security Assurance Holdings Ltd. for the period ended March 31, 2004, are hereby incorporated by reference into the Prospectus Supplement and shall be deemed to be a part hereof.

            All financial statements of FSA included in or as exhibits to, documents filed by Financial Security Assurance Holdings Ltd. pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the filing of the Prospectus Supplement and before the termination of the offering of the Class A-1 Certificates shall be deemed to be incorporated by reference into the Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

            Consent
            -------

            In connection with the issuance of the GS Mortgage Securities Corp. Trust 2004-HE2, Mortgage Pass-Through Certificates, Series 2004-HE2 (the "Certificates"), the registrant is filing herewith the consent of PricewaterhouseCoopers to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.1.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)   Not applicable.

                  (b)   Not applicable.

                  (c)   Exhibits:

                        Exhibit No.       Description
                        -----------       -----------

                        23.1.1            Consent of PricewaterhouseCoopers LLP
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GS MORTGAGE SECURITIES CORP.

                                  By:   /s/ Howard Altarescu
                                     ----------------------------------
                                     Name:  Howard Altarescu
                                     Title: Vice President

Dated:  July 30, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

23.1.1            Consent of PricewaterhouseCoopers LLP